EXHIBIT NO. 99.(h) 7

MASTER ADMINISTRATIVE SERVICES AGREEMENT

Amended and Restated

As of January 1, 2008

Exhibit A, as revised:

February 27, 2007 (Addition of MFS Series Trust XIV)

May 1, 2007 (Redesignation of MFS Capital Opportunities Series to MFS Core Equity Series)

June 22, 2007 (Termination of AGF, MVF, IBF and MMB)

June 29, 2007 (Addition of CCA, CXE, CMK, CIF, CXH, CMU)

August 1, 2007 (Termination of MFS Institutional International Research Equity Fund and MFS Institutional Municipal Money Market Portfolio)

September 25, 2007 (Redesignation of MFS Government Limited Maturity Fund as MFS Series Trust XV and Addition of MFS Diversified Target Return Fund)

April 1, 2008 (Redesignation of MFS Emerging Growth Fund as MFS Growth Fund)

May 1, 2008 (Redesignation of MFS Emerging Growth Series as MFS Growth Series)

June 1, 2008 (Redesignation of MFS Union Standard Equity Fund as MFS Blended Research Core Equity Fund)

September 23, 2008 (Addition of MFS Commodity Strategy Fund and MFS Fundamental 103/30 Fund, each a series of MFS Series Trust XV, and MFS Global Real Estate Fund, a series of MFS Series Trust XIII)

July 31, 2009 (Termination of MFS Floating Rate High Income Fund, MFS New Endeavor Fund, MFS Strategic Value Fund, and MFS Money Market Series)

May 31, 2010 (Addition of MFS Global Bond Fund)

July 21, 2010 (Addition of MFS Asia Pacific Ex-Japan Fund, MFS European Equity Fund, MFS Latin American Equity Fund, and MFS Lifetime 2050 Fund)

October 1, 2010 (Redesignation of MFS California Insured Municipal Fund to MFS California Municipal Fund)

February 15, 2011 (Addition of MFS Absolute Return Fund and MFS Global Multi-Asset Fund)

April 12, 2011 (Addition of MFS New Discovery Value Fund and Termination of MFS Research Bond Fund J)

Exhibit D, as revised:

January 1, 2008 (Revised Fee Schedule)

August 1, 2008

January 1, 2009

August 1, 2009

January 1, 2010

January 1, 2011 (Approved February 15, 2011)

January 1, 2011 (Approved April 12, 2011)

As of April 12, 2011

Master Administrative Services Agreement - Exhibit A

Funds

MFS Family of Funds

MFS Series Trust I:

MFS Cash Reserve Fund

MFS Core Equity Fund

MFS Core Growth Fund

MFS New Discovery Fund

MFS Research International Fund

MFS Technology Fund

MFS Value Fund

MFS Series Trust II:

MFS Growth Fund

MFS Series Trust III:

MFS High Income Fund

MFS High Yield Opportunities Fund

MFS Municipal High Income Fund

MFS Series Trust IV:

MFS Government Money Market Fund

MFS Mid Cap Growth Fund

MFS Money Market Fund

MFS Series Trust V:

MFS International New Discovery Fund

MFS Research Fund

MFS Total Return Fund

MFS Series Trust VI:

MFS Global Equity Fund

MFS Global Total Return Fund

MFS Utilities Fund

MFS Series Trust VII:

MFS Asia Pacific Ex-Japan Fund

MFS European Equity Fund

MFS Latin American Equity Fund

MFS Series Trust VIII:

MFS Global Growth Fund

MFS Strategic Income Fund

MFS Series Trust IX:

MFS Bond Fund

MFS Inflation-Adjusted Bond Fund

MFS Limited Maturity Fund

MFS Municipal Limited Maturity Fund

MFS Research Bond Fund

MFS Series Trust X:

MFS Absolute Return Fund

MFS Aggressive Growth Allocation Fund

MFS Conservative Allocation Fund

MFS Emerging Markets Debt Fund

MFS Emerging Markets Equity Fund

MFS Global Bond Fund

MFS Growth Allocation Fund

MFS International Diversification Fund

MFS International Growth Fund

MFS International Value Fund

MFS Moderate Allocation Fund

MFS Series Trust XI:

MFS Mid Cap Value Fund

MFS Blended Research Core Equity Fund

MFS Series Trust XII:

MFS Lifetime Retirement Income Fund

MFS Lifetime 2010 Fund

MFS Lifetime 2020 Fund

MFS Lifetime 2030 Fund

MFS Lifetime 2040 Fund

MFS Lifetime 2050 Fund

MFS Sector Rotational Fund

MFS Series Trust XIII:

MFS Diversified Income Fund

MFS Global Real Estate Fund

MFS Government Securities Fund

MFS New Discovery Value Fund

MFS Series Trust XV:

MFS Commodity Strategy Fund

MFS Diversified Target Return Fund

MFS Series Trust XVI:

MFS Global Multi-Asset Fund

MFS Municipal Series Trust:

MFS Alabama Municipal Bond Fund

MFS Arkansas Municipal Bond Fund

MFS California Municipal Bond Fund

MFS Florida Municipal Bond Fund

MFS Georgia Municipal Bond Fund

MFS Maryland Municipal Bond Fund

MFS Massachusetts Municipal Bond Fund

MFS Mississippi Municipal Bond Fund

MFS New York Municipal Bond Fund

MFS North Carolina Municipal Bond Fund

MFS Pennsylvania Municipal Bond Fund

MFS South Carolina Municipal Bond Fund

MFS Tennessee Municipal Bond Fund

MFS Virginia Municipal Bond Fund

MFS West Virginia Municipal Bond Fund

MFS Municipal Income Fund

Massachusetts Investors Growth Stock Fund

Massachusetts Investors Trust

MFS Closed-End Funds

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS Intermediate Income Trust

MFS Multimarket Income Trust

MFS Municipal Income Trust

MFS Special Value Trust

MFS California Municipal Fund

MFS High Income Municipal Trust

MFS InterMarket Income Trust I

MFS Intermediate High Income Municipal Trust

MFS Investment Grade Municipal Trust

MFS High Yield Municipal Trust

MFS Institutional Funds

MFS Institutional International Equity Fund

MFS Institutional Large Cap Value Fund

MFS Variable Insurance Trust:

MFS Core Equity Series

MFS Global Equity Series

MFS Growth Series

MFS High Income Series

MFS Investors Growth Stock Series

MFS Investors Trust Series

MFS Mid Cap Growth Series

MFS New Discovery Series

MFS Research Bond Series

MFS Research International Series

MFS Research Series

MFS Strategic Income Series

MFS Total Return Series

MFS Utilities Series

MFS Value Series